SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2005, providing for the issuance of Thornburg Mortgage Pass-Through Certificates, Series 2005-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2005-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $2,725,778,100  the Class A1, Class A2, Class A3, Class A4, Class A-X, Class B1, Class B2, Class B3 and Class R Thornburg Mortgage Securities Trust 2005-3, Mortgage Loan Pass-Through Certificates, Series 2005-3 (the “Public Certificates”) on September 30, 2005.  The Public Certificates were offered pursuant to the  Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated September 26, 2005 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2005, among Structured Asset Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A-X, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with (i) an aggregate outstanding principal balance of $2,357,924,510.58 as of September 1, 2005, (ii) approximately $388,456,661.10 allocated among four pre-funding accounts and (iii) approximately $2,267,764.23 allocated among four capitalized interest accounts, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement, dated as of September 1, 2005, among Structured Asset Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of September 1, 2005, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corp., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated September 23, 2005, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and First Republic Bank (“First Republic”), including the related Transfer Notice, dated September 23, 2005, from Thornburg to First Republic.

99.3

Reconstituted Servicing Agreement, dated as of September 1, 2005, between JP Morgan Chase Bank, National Association (“Chase”) and Thornburg, and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and LaSalle Bank National Association.

99.4

Reconstituted Servicing Agreement, dated as of September 1, 2005, between Wells Fargo Bank, N.A. and Thornburg, and acknowledged by the Master Servicer and LaSalle Bank National Association.

99.5

Auction Administration Agreement, dated as of September 30, 2005 between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.6

ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation, each dated as of September 30, 2005, between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.7

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A1 Certificates.

99.8

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A2 Certificates.

99.9

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A3 Certificates.

99.10

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A4 Certificates.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION,

By:      /s/Mary Stone

       Name:  Mary Stone

       Title:    Vice President

Dated:  September 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement, dated as of September 1, 2005, among Structured Asset Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of September 1, 2005, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corp., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated September 23, 2005, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and First Republic Bank (“First Republic”), including the related Transfer Notice, dated September 23, 2005, from Thornburg to First Republic.

99.3

Reconstituted Servicing Agreement, dated as of September 1, 2005, between JP Morgan Chase Bank, National Association (“Chase”) and Thornburg, and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and LaSalle Bank National Association.

99.4

Reconstituted Servicing Agreement, dated as of September 1, 2005, between Wells Fargo Bank, N.A. and Thornburg, and acknowledged by the Master Servicer and LaSalle Bank National Association.

99.5

Auction Administration Agreement, dated as of September 30, 2005 between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.6

ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation, each dated as of September 30, 2005, between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.7

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A1 Certificates.

99.8

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A2 Certificates.

99.9

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A3 Certificates.

99.10

Cap agreement, dated as of September 30, 2005, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-3, relating to the Class A4 Certificates.